SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 16, 2004
                                                          ---------------



                                EATON VANCE CORP.
                               ------------------
             (Exact name of registrant as specified in its charter)



         Maryland                       1-8100                    04-2718215
----------------------------     ------------------------     ------------------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
of incorporation)                                            Identification No.)


255 State Street, Boston, Massachusetts                               02109
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(Address of principal executive offices)                            (Zip Code)


        Registrant's telephone number, including area code: (617)482-8260
                                                            -------------

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
                       INFORMATION INCLUDED IN THE REPORT


ITEM 5.   OTHER EVENTS AND REQUIRED FD DISCLOSURE

          Registrant's primary operating company, Eaton Vance Management, has repurchased 38 percent of its Zero Coupon Senior Exchangeable Notes due 2031 (the "Notes") for $46.0 million in cash as described in Registrant's news release dated August 16, 2004, a copy of which is filed herewith as Exhibit 99.1 and incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)  Exhibits

          Exhibit No.   Document

          99.1          Press release issued by the Registrant dated
                        August 16, 2004


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
                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                EATON VANCE CORP.
                                (Registrant)


Date: August 16, 2004           /s/ William M. Steul
      ---------------           -----------------------------------------
                                William M. Steul, Chief Financial Officer


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
                                  EXHIBIT INDEX


     Each exhibit is listed in this index according to the number assigned to it in the exhibit table set forth in Item 601 of Regulation S-K. The following exhibit is filed as part of this report:


Exhibit No.     Description

99.1            Copy of registrant's news release dated August 16, 2004.


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
                                                                    Exhibit 99.1

--------------------------------------------------
NEWS RELEASE
               EATON VANCE CORP.
               The Eaton Vance Building
{LOGO}         255 State Street, Boston, MA  02109
               (617) 598-8036
               Contact: Meg Pier
--------------------------------------------------


AUGUST 16, 2004

FOR IMMEDIATE RELEASE


EATON VANCE CORP. ANNOUNCES THE REPURCHASE OF 38% OF A SUBSIDIARY'S OUTSTANDING NOTES FOR $46.0 MILLION

BOSTON, MA - Eaton Vance Corp. (NYSE:EV) announced today that its primary operating company, Eaton Vance Management, has repurchased 38 percent of its Zero Coupon Senior Exchangeable Notes due 2031 (the "Notes") for $46.0 million in cash, the accreted value of the tendered Notes as of the close of business on Friday, August 13, 2004. The principal amount at maturity of the tendered Notes was $68,905,000. Each Note was repurchased at its accreted value of $667.99 per $1,000 principal amount at maturity. Eaton Vance Management used current cash on hand to repurchase the Notes. After the repurchase Notes with a principal amount at maturity of $110.9 million and an accreted value of $74.1 million remain outstanding.

Eaton Vance Corp., through its subsidiaries, is the investment adviser and distributor of over 100 mutual funds and also manages investments for individual and institutional clients. Eaton Vance had $89.4 billion in assets under management on July 31, 2004.


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